Filed pursuant to Rule 497(e)
File Nos. 333-148624 and 811-22167

ALLIANZ FUNDS MULTI-STRATEGY TRUST

Supplement Dated September 2, 2020 to the

Statutory Prospectus for Class A, Class C, Class R, Class R6, Institutional Class,

Class P and Administrative Class Shares of

Allianz Funds Multi-Strategy Trust (the “Trust”),

Dated February 1, 2020 (as supplemented thereafter)

Disclosure Relating to All Series (each a “Fund” and collectively, the “Funds”)

AllianzGI U.S.-Subadvised Funds	NFJ-Subadvised Funds
AllianzGI Convertible Fund	AllianzGI Emerging Markets Value Fund
AllianzGI Core Plus Bond Fund
AllianzGI Emerging Markets Consumer Fund
AllianzGI Global Allocation Fund
AllianzGI Global Dynamic Allocation Fund
AllianzGI Global Sustainability Fund
AllianzGI High Yield Bond Fund
AllianzGI International Small-Cap Fund AllianzGI Preferred Securities and Income Fund
AllianzGI Short Duration High Income Fund
AllianzGI Water Fund

On July 7, 2020, Allianz Global Investors U.S. LLC (“AllianzGI U.S.”), the Funds’ investment adviser, and Virtus Investment Partners, Inc. (“Virtus”) announced that they had entered into an agreement providing for a strategic partnership pursuant to which wholly owned subsidiaries of Virtus are expected to become the investment adviser, administrator and distributor for the Funds. Personnel of AllianzGI U.S. will continue to be responsible for day-to-day portfolio management of the Funds either through AllianzGI U.S. serving as sub-adviser or through such personnel becoming employees of an affiliate of Virtus.

The Board of Trustees of the Trust (the “Board”) , including a majority of trustees who are not “interested persons” (within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended), have approved certain items related to this arrangement, including: (i) the nomination of a slate of thirteen qualified persons, including three current Trustees, to stand for election to the Board; (ii) a form of investment advisory agreement between the Trust and Virtus; (iii) a form of sub-advisory agreement by and among the Trust, Virtus and AllianzGI U.S.; (iv) a form of sub-advisory agreement by and among the Trust, Virtus and NFJ Investment Group, LLC (“NFJ”), a newly-formed entity that is expected to be staffed by current members of the AllianzGI U.S. value equity team and will sub-advise certain Funds, as indicated in the table above; and (vi) reliance by the Trust on certain exemptive and no-action relief relating to the approval of subadvisory arrangements and disclosure of advisory and subadvisory fees without further submission for shareholder vote. Each of these items is subject to and will be submitted for shareholder approval at a special meeting of shareholders scheduled to be held on October 28, 2020. The Board also approved a form of transfer agency agreement with a Virtus affiliate and certain additional items.

Shareholders of record as of September 10, 2020 will be entitled to vote at the special meeting of shareholders and will receive a proxy statement in the coming weeks regarding the meeting and the proposals to be considered. Shareholders will be encouraged to carefully review the proxy statement and to vote at the special meeting of shareholders.

The foregoing is not a solicitation of any proxy. For important information regarding the foregoing proposals, or to receive a free copy of the proxy statement relating to such proposals, once it is available, please call the proxy solicitor or visit its website. The telephone number and website for the proxy solicitor may be obtained, when available, by visiting www.proxyvote.com. The proxy statement relating to the proposals will also be available free of charge on the Securities and Exchange Commission’s web site (http://www.sec.gov). Please read the proxy statement carefully when considering any proposal.

Please retain this Supplement for future reference.